Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Key Tronic Corporation (the Company) on Form 10-K for the period ended June 29, 2019, as filed with the Securities and Exchange Commission on the date hereof (the Form 10-K), I, Brett R. Larsen, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	September 12, 2019

/s/ Brett R. Larsen
Brett R. Larsen
Executive Vice President of Administration, Chief Financial Officer and Treasurer